                                                OPPENHEIMER GLOBAL GROWTH & INCOME FUND
                                                 Supplement dated June 10, 2002 to the
                                                   Prospectus dated January 28, 2002

The Prospectus is changed by adding the following paragraph to the end of the "How the Fund is Managed" section on page 12:

               At a meeting held on December 13, 2001,  the Board of Trustees of the Fund approved  various  changes to the
               Fund's  fundamental  investment  policies,  submission  of an amended and restated  declaration  of trust to shareholders  for approval and submission of an amended and restated Class C 12b-1  distribution and service plan to  shareholders  for  approval.  Approval of the Fund's  shareholders  is  required  before the Fund's fundamental  investment  policies can be changed and before an amended and restated  declaration of trust or an  amended  and  restated  Class C 12b-1  distribution  and  service  plan and  agreement  can be  adopted.
               Recently,  shareholders  of the Fund as of April 18, 2002 (the  record  date) were  mailed  proxy  materials explaining the reasons for the proposed  changes.  In addition,  a copy of the proxy  statement is available for information  purposes on the  OppenheimerFunds  website at  www.oppenheimerfunds.com.  Shareholders  may also call  1.800.708.7780 to request a copy of the proxy statement.  If the proposed changes are approved by shareholders,  the Fund's prospectus  and/or statement of additional  information will be revised to reflect the approved changes.

June 10, 2002                                                                           PS0215.025